        D O D G E & C O X                      D O D G E & C O X
        -----------------                      -----------------
            Stock Fund
                                                   Stock Fund
                                                Established 1965
       www.dodgeandcox.com
 For Fund literature and account
  information, please visit the
         Funds' web site.

        or write or call:

        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

        Investment Manager
           Dodge & Cox
        One Sansome Street
            35th Floor
    San Francisco, California
            94104-4443
          (415) 981-1710



 This report is submitted for the
    general information of the
     shareholders of the Fund.
 The report is not authorized for
   distribution to prospective
   investors in the Fund unless
  it is accompanied by a current
            prospectus.

     This report reflects our                 First Quarter Report
   views, opinions and portfolio                 March 31, 2002
   holdings as of March 31, 2002,
     the end of the reporting
      period. The information
     provided is not a complete
    analysis of every aspect of
   any industry, security or the                      2002
     Fund. The Fund's portfolio
  composition may change depending
 on market and economic conditions.
 Although historical performance is
   no guarantee of future results,
    these insights may help you                  --------------
     understand our investment                   --------------
       management philosophy.                    --------------

3/02 SF QR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------

The Dodge & Cox Stock Fund posted a total return of 4.9% for the first quarter of 2002, compared to a total return of 0.3% for the Standard & Poor's 500 Index (S&P 500). For the twelve months ended March 31, 2002, the Fund had a total return of 13.6%, compared to the 0.3% return of the S&P 500. The Fund had total assets of approximately $11.7 billion at quarter-end and a cash position of 10%.

The source of the Fund's strong performance relative to the S&P 500 during the first quarter was similar to that of the past two years. That is, the most important contributors were the Fund's underweight position in the technology and telecom sectors and the positive returns of the Fund's holdings in the industrial commodity area. Specifically:

.. The Fund has held a lower weighting than the S&P 500 in technology stocks for some time due to our concerns about the high valuations found in this sector. Strong relative performance for the Fund during the first quarter was fueled by both the Fund's lower technology weighting (11% vs. 18% for the S&P 500), and the stronger performance of the Fund's technology holdings compared to those in the broad market (technology companies in the S&P 500 lost just over 6% for the quarter, compared to a "flat" return for the Fund's holdings). As with the past two years, avoiding the negative returns in this area of the market was the most important contributor to the Fund's positive relative return.

.. The Fund's overweight position in industrial commodities was also a positive.
  Several chemical companies were particularly strong for the quarter, including Nova Chemical (up 31%), Eastman Chemical (up 26%) and Rohm and Haas (up 23%).

As we discussed in the Fund's Annual Report, a detractor from the first quarter's return was the Fund's position in Kmart, which declared bankruptcy in January. After a careful analysis of the situation, we sold the stock subsequent to the price decline. While the Fund's holding was relatively small (a 1% weighting at the beginning of the year), the large decline in the stock price reduced the overall portfolio return by about 1% for the quarter. The Fund's diversification means that this event had a minimal impact on the Fund's overall favorable performance.

Dodge & Cox Investment Philosophy
At Dodge & Cox our goal is to invest in a diversified portfolio of stocks that will preserve and enhance the future purchasing power of your wealth over the long term. Equity markets are volatile in the short term, and returns can vary significantly, so we focus on a long-term, low-turnover approach. Fundamental to our process is a strong research effort and a sensitivity to stock price. When a share of stock is purchased, we become part owner of that company on your behalf. We want to understand that company's opportunities and risks as well as we can, looking out over a five-year period. And naturally we want to become an owner at a reasonable valuation. Often Dodge & Cox is a buyer of companies that are not currently popular in the investment marketplace, and sometimes are distinctly unpopular. We shy away from buying well recognized "success story" companies because, in most cases, the expectations for their future growth are already reflected in their current stock prices.

Outlook & Strategy
Over the past five years, we have had a "front row seat" as we watched the largest equity speculation in the history of the United States unfold. During that time, with ever-rising stock prices, we found an increasingly large portion of the equity market unattractive. As valuations rose from the end of 1997 to early 2000, returns for the Stock Fund lagged the S&P 500. Subsequently, as the growth-stock speculation subsided, the Fund's relative performance has improved (for the three years ended March 31, 2002, the Fund's annualized total return was +15.3% vs. -2.5% for the S&P 500). It is important to note that the exceptionally strong relative performance for this three-year period should be viewed as a "once-in-a-lifetime" occurrence.

As to the immediate future, we remain on the cautious side. Our caution is a function of historically high valuations for the broad market, which seem to anticipate a strong recovery in the U.S. economy. Both from a price-to-earnings (P/E) and price-to-sales (P/S) measurement, the valuation of the S&P 500 remains at a high level when compared to historical ranges. The S&P 500's P/E is currently about 24 times (using estimated 2002 earnings) versus a historical average of approximately 16 times. The P/S ratio for the S&P 500 is currently
1.7 times, versus the historical average of 0.9 times. Executives at a number of companies held by the Fund report an improving economy; however, it varies greatly by sector. For example, consumer spending has remained steady over the last year with little evidence of downturn at companies like Whirlpool and Masco. In contrast, the downturn in the telecommunications sector has been dramatic and is continuing today, which is confirmed in our conversations with executives at AT&T and Avaya. This combination of relatively high

1 / Dodge & Cox Stock Fund

--------------------------------------------------------------------------------

valuations and uncertain profit outlook for many companies leads us to remain cautious in our expectations for equity returns in the near term.

However, over the longer term we are optimistic that there is significant opportunity for global economic growth. We have made the case for this in previous letters: the increasing influence of "free market" economies encourages economic growth and drives more rational pricing in global markets; mobility of capital directs investment spending to regions with higher prospective profitability, causing global markets to operate more efficiently; and ever-widening application of technology accelerates economic development overall. As such, our strategy for investing the assets you have entrusted to us in the Stock Fund continues to be to look for opportunities to invest in companies that are "in the way" of the long-term demand being created by the developing world economy.

Thank you for your continued confidence in our firm as shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,


/s/ Harry R. Hagey                            /s/ John A. Gunn
------------------------                      -----------------------
Harry R. Hagey, Chairman                      John A. Gunn, President


April 30, 2002

Ten Years of Investment Performance
--------------------------------------------------------------------------------
through March 31, 2002

                       [PERFORMANCE GRAPH APPEARS HERE]

                                      10 years     10 years
                                     Stock Fund    S & P 500
                                     ----------    ---------
                        Mar-92         10,000        10,000
                        Mar-93         11,953        11,244
                        Mar-94         13,292        12,036
                        Mar-95         15,401        13,909
                        Mar-96         19,332        17,848
                        Mar-97         22,790        21,387
                        Mar-98         31,343        31,648
                        Mar-99         31,459        37,487
                        Mar-00         34,381        41,060
                        Mar-01         42,475        34,639
                        Mar-02         48,255        34,738

- Dodge & Cox Stock Fund $48,255
- S&P 500 $34,738

Average annual total return for periods ended March 31, 2002

                                  1 Year    5 Years   10 Years    20 Years
--------------------------------------------------------------------------
Dodge & Cox
 Stock Fund                         13.59%   16.19%    17.04%      17.50%
S&P 500                              0.28    10.18     13.26       15.70
--------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

                                                      Dodge & Cox Stock Fund / 2

Fund Information                                                 March 31, 2002
-------------------------------------------------------------------------------

General Information
-------------------------------------------------------------------------------
Net Asset Value Per Share                                               $105.01
Total Net Assets (millions)                                             $11,725
30-Day SEC Yield/1/                                                       1.43%
2001 Expense Ratio                                                        0.54%
2001 Portfolio Turnover                                                     10%
Fund Inception Date                                                        1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 21 years.

Stock Characteristics
-------------------------------------------------------------------------------
Number of Stocks                                                             80
Median Market Capitalization                                       $9.6 billion
Price-to-Earnings Ratio/2/                                                19.6x
Price-to-Book Value                                                        2.1x
Foreign Stocks/3/ (% of Fund)                                             10.0%

Ten Largest Holdings                                                  % of Fund
-------------------------------------------------------------------------------
Bank One                                                                    2.9
Golden West Financial                                                       2.6
Dow Chemical                                                                2.5
Union Pacific                                                               2.4
Xerox                                                                       2.4
AT&T                                                                        2.3
Phillips Petroleum                                                          2.1
FedEx                                                                       2.1
Occidental Petroleum                                                        2.1
Schering-Plough                                                             2.0

Asset Allocation
-------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                                   89.6%
Cash Equivalents:                                                         10.4%

Ten Largest Industries                                                % of Fund
-------------------------------------------------------------------------------
Energy                                                                     11.0
Banking                                                                     9.2
Electronics & Computer                                                      9.0
Insurance & Financial Services                                              6.4
Pharmaceutical & Medical Products                                           6.2
Chemicals                                                                   5.9
Retail & Distribution                                                       5.6
Consumer Durables                                                           5.1
Transportation                                                              4.8
Electric & Gas Utilities                                                    3.8

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.
/3/  All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments                                       March 31, 2002
-----------------------------------------------------------------------------
                                                                    % of Fund

COMMON STOCKS:                                                          87.6%

FINANCE:                                                                18.2%
BANKING:                                                                 9.2%
 Bank One Corp. .......................................................  2.9
 Golden West Financial Corp. ..........................................  2.6
 Wachovia Corp. .......................................................  1.9
 Bank of America Corp. ................................................  1.0
 Wells Fargo & Co. ....................................................  0.8

INSURANCE AND FINANCIAL SERVICES:                                        6.4%
 Loews Corp. ..........................................................  1.9
 St. Paul Companies, Inc. .............................................  1.4
 Torchmark Corp. ......................................................  1.3
 UNUMProvident Corp. ..................................................  0.9
 Chubb Corp. ..........................................................  0.5
 MBIA, Inc. ...........................................................  0.3
 Prudential Financial, Inc. (a)........................................  0.1

REAL ESTATE INVESTMENT TRUST:                                            2.6%
 Equity Office Properties Trust........................................  1.5
 Equity Residential Properties Trust...................................  1.1

CONSUMER:                                                               14.7%
RETAIL AND DISTRIBUTION:                                                 5.6%
 Genuine Parts Co. ....................................................  1.7
 May Department Stores Co. ............................................  1.6
 Nordstrom, Inc. ......................................................  1.0
 McDonald's Corp. .....................................................  0.5
 Gap, Inc. ............................................................  0.5
 Dillard's, Inc. Class A...............................................  0.3

CONSUMER DURABLES:                                                       5.1%
 Whirlpool Corp. ......................................................  1.4
 Delphi Automotive Systems Corp. ......................................  1.3
 Fiat SPA ADR (b) (Italy)..............................................  1.0
 Masco Corp. ..........................................................  1.0
 Ford Motor Co. .......................................................  0.4

CONSUMER PRODUCTS:                                                       3.1%
 Eastman Kodak Co. ....................................................  1.0
 Unilever N.V. ADR (b) (Netherlands)...................................  0.9
 VF Corp. .............................................................  0.9
 Dole Food Co., Inc. ..................................................  0.3

MEDIA AND LEISURE:                                                       0.9%
 R.R. Donnelley & Sons Co. ............................................  0.9

TECHNOLOGY:                                                             11.1%
ELECTRONICS & COMPUTER:                                                  9.0%
 Xerox Corp. (a).......................................................  2.4
 Hewlett-Packard Co. ..................................................  1.5
 Computer Sciences Corp. (a)...........................................  0.9
 NCR Corp. (a).........................................................  0.8
 Thermo Electron Corp. (a).............................................  0.8

                                                                    % of Fund
 Pitney Bowes, Inc. ...................................................  0.7
 Avaya, Inc. (a).......................................................  0.7
 Storage Technology Corp. (a)..........................................  0.7
 Compuware Corp. (a)...................................................  0.5

CONSUMER ELECTRONICS:                                                    2.1%
 Sony Corp. ADR (b) (Japan)............................................  1.1
 Matsushita Electric Industrial Co., Ltd. ADR (b) (Japan)..............  1.0

ENERGY:                                                                 11.0%
 Phillips Petroleum Co. ...............................................  2.1
 Occidental Petroleum Corp. ...........................................  2.1
 Unocal Corp. .........................................................  1.9
 Amerada Hess Corp. ...................................................  1.8
 ChevronTexaco Corp. ..................................................  1.7
 Baker Hughes, Inc. ...................................................  1.0
 PanCanadian Energy Corp. (b) (Canada).................................  0.4

INDUSTRIAL COMMODITIES:                                                 10.9%
CHEMICALS:                                                               5.9%
 Dow Chemical Co. .....................................................  2.5
 Rohm and Haas Co. ....................................................  1.1
 Eastman Chemical Co. .................................................  1.0
 NOVA Chemicals Corp. (b) (Canada).....................................  0.6
 Engelhard Corp. ......................................................  0.5
 Lubrizol Corp. .......................................................  0.2
 Syngenta AG ADR (b) (Switzerland).....................................  0.0 (c)

METALS AND MINING:                                                       2.8%
 Rio Tinto PLC ADR (b) (United Kingdom)................................  1.6
 Alcoa, Inc. ..........................................................  1.2

PAPER AND FOREST PRODUCTS:                                               1.3%
 International Paper Co. ..............................................  1.0
 Boise Cascade Corp. ..................................................  0.3

GENERAL MANUFACTURING:                                                   0.9%
 Archer Daniels Midland Co. ...........................................  0.9

HEALTHCARE:                                                              8.0%
PHARMACEUTICAL & MEDICAL PRODUCTS:                                       6.2%
 Schering-Plough Corp. ................................................  2.0
 Pharmacia Corp. ......................................................  1.7
 Akzo Nobel NV ADR (b) (Netherlands)...................................  1.1
 Becton, Dickinson & Co. ..............................................  0.9
 Bausch & Lomb, Inc. ..................................................  0.5

HEALTHCARE SERVICES:                                                     1.8%
 HCA-The Healthcare Company............................................  0.9
 WellPoint Health Networks, Inc. (a)...................................  0.9

UTILITIES:                                                               6.1%
ELECTRIC AND GAS UTILITIES:                                              3.8%
 Ameren Corp. .........................................................  1.2
 TXU Corp. ............................................................  1.0

                                                      Dodge & Cox Stock Fund / 4

Portfolio of Investments                                       March 31, 2002
-----------------------------------------------------------------------------
                                                                    % of Fund
COMMON STOCKS (continued)

 American Electric Power Co., Inc. ...................................   1.0
 Wisconsin Energy Corp. ..............................................   0.6

TELEPHONE:                                                               2.3%
 AT&T Corp. ..........................................................   2.3

TRANSPORTATION:                                                          4.8%
 Union Pacific Corp. .................................................   2.4
 FedEx Corp. (a)......................................................   2.1
 Canadian Pacific Railway Co. (b) (Canada)............................   0.3

GENERAL INDUSTRIAL:                                                      2.8%
MACHINERY & EQUIPMENT:                                                   2.8%
 Deere & Co. .........................................................   1.2
 Caterpillar, Inc. ...................................................   0.9
 Fluor Corp. .........................................................   0.7
 Unova, Inc. (a)......................................................   0.0 (c)

PREFERRED STOCKS:                                                        2.0%

CONSUMER:                                                                2.0%
 News Corp. Ltd., Limited Voting
  Ordinary Shares ADR (b) (Australia).................................   2.0

CASH EQUIVALENTS:                                                       10.6%

OTHER ASSETS LESS LIABILITIES:                                          (0.2)%

TOTAL NET ASSETS:                                                      100.0%

(a)  Non-income producing
(b)  Securities denominated in U.S. Dollars
(c)  Rounds to 0.0%

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Stock Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                      Dodge & Cox Stock Fund / 6

Officers and Trustees
-----------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

        D O D G E & C O X                      D O D G E & C O X
        -----------------                      -----------------
          Balanced Fund
                                                 Balanced Fund
                                                Established 1931
       www.dodgeandcox.com
 For Fund literature and account
  information, please visit the
         Funds' web site.

        or write or call:

        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

        Investment Manager
           Dodge & Cox
        One Sansome Street
            35th Floor
    San Francisco, California
            94104-4443
          (415) 981-1710

 This report is submitted for the
    general information of the
     shareholders of the Fund.
 The report is not authorized for
   distribution to prospective
   investors in the Fund unless
  it is accompanied by a current
            prospectus.

     This report reflects our
   views, opinions and portfolio
   holdings as of March 31, 2002,
     the end of the reporting
      period. The information
     provided is not a complete
    analysis of every aspect of
   any industry, security or the
     Fund. The Fund's portfolio               First Quarter Report
  composition may change depending               March 31, 2002
 on market and economic conditions.
 Although historical performance is                   2002
   no guarantee of future results,
    these insights may help you                  --------------
     understand our investment                   --------------
       management philosophy.                    --------------

3/02 BF QR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund posted a total return of 3.3% for the first quarter of 2002, compared to the 0.3% return for the Combined Index/1/. For the year ended March 31, 2002 the Fund returned 11.5%, compared to 2.7% for the Combined Index. As of March 31, 2002, the Fund's total net assets of
$6.8 billion were invested in 60% stocks, 31% fixed-income securities and 9% cash equivalents.

Performance Review
Both the equity and fixed-income portions of the Balanced Fund performed well during the first three months of 2002. The source of the equity portfolio's strong performance relative to the S&P 500 during the first quarter was similar to that of past two years. That is, the most important contributors to relative performance were the equity portfolio's underweight position in the technology and telecom sectors as well as the positive returns of the portfolio's holdings in the industrial commodity and general industrial areas. The Fund's equity portfolio has held a lower weighting than the S&P 500 in technology stocks for some time due to our concerns about the high valuations found in this sector. Strong performance was due to both the portfolio's lower sector weighting, and also to good stock selection within this sector. A detractor from the quarter's return was the Fund's position in Kmart, which declared bankruptcy in January. While the holding was relatively small (1% of the equity portfolio at the beginning of the year), the large decline in the stock price reduced the overall portfolio return. After a careful analysis of the situation, we sold the stock subsequent to the price decline.

With regard to the fixed-income portfolio, the rise in interest rates during the first quarter caused the prices of most fixed-income securities to fall, countering the positive effect of income, and resulting in a relatively low return for the Lehman Brothers Aggregate Bond Index (LBAG). The fixed-income portfolio's outperformance last quarter reflected its income advantage and a significantly lower average price decline than for the LBAG. For example, we have invested a large percentage of the fixed-income portfolio (41% versus 27% for the LBAG) in corporate securities whose prices fell less than comparable U.S. Treasuries. In fact, many of the portfolio's corporate holdings experienced price gains despite the broad rise in U.S. Treasury rates. The price performance of mortgage securities also bettered that of U.S. Treasuries last quarter. Other contributors to performance were the portfolio's investment in Treasury Inflation Protection Securities (TIPS), which rose slightly in price, and the portfolio's lower effective duration/2/ (4.2 compared to 4.6 years for the Index), which muted the price impact of the overall rise in rates.

Outlook & Strategy
Over the past five years, we have had a "front row seat" as we watched the largest equity speculation in the history of the United States unfold. During that time, with ever-rising stock prices, we found an increasingly large portion of the equity market unattractive. As valuations rose from the end of 1997 to early 2000, returns for the equity portfolio lagged the S&P 500. Subsequently, as the growth stock speculation subsided, the equity portfolio's relative performance has improved (for the three years ended March 31, 2002, the entire Fund's annualized total return was 12.6% vs. 1.4% for the Combined Index). It is important to note that the exceptionally strong relative performance for this recent three-year period should be viewed as a "once-in-a-lifetime" occurrence.

As to the immediate future, we remain on the cautious side. Our caution is a function of continued historically high valuations for the broad equity market, which anticipate a strong recovery in the U.S. economy. Both from a price-to-earnings (P/E) and price-to-sales (P/S) measurement, the valuation of the S&P 500 remains at a high level when compared to historical ranges. The S&P 500's P/E is currently about 24 times (using estimated 2002 earnings) versus a historical average of approximately 16 times. The P/S ratio for the S&P 500 is currently 1.7 times, versus the historical average of 0.9 times. Executives at a number of companies held by the Fund report an improving economy; however, it varies greatly by sector. For example, consumer spending has remained steady over the last year with little evidence of downturn at companies like Whirlpool and Masco. In contrast, the downturn in the telecommunications sector has been dramatic and is continuing today, which is confirmed in our conversations with executives at AT&T and Avaya. This combination of relatively high valuations and uncertain profit outlook for many companies leads us to remain cautious in our expectations for equity returns in the near term.

However, over the longer term we are optimistic that there is significant opportunity for global economic growth. We have made the case for this in previous letters: the increasing influence of "free market" economies encourages economic growth and drives more rational pricing in global markets; mobility of capital directs investment spending to regions with higher prospective profitability, causing global markets to operate more efficiently;

1 / Dodge & Cox Balanced Fund

--------------------------------------------------------------------------------

and ever-widening application of technology accelerates economic development. As such, our strategy for investing the Fund's equity assets continues to be to look for opportunities to invest in companies that are "in the way" of the long-term demand being created by the developing world economy.

In the fixed-income portfolio, we continue to emphasize corporate and mortgage-backed securities in our efforts to maintain a well diversified, high average quality portfolio with a higher yield-to-maturity than that of the LBAG. We believe that this strategy will benefit the long-term total return prospects of the Fund. In addition, because of our cautious long-term view on inflation, we have positioned the Fund with an effective duration shorter than that of the LBAG.

Thank you for your continued confidence in our firm as shareholder of the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey
------------------------
Harry R. Hagey, Chairman

April 30, 2002

--------------------------------------------------------------------------------
/1/ The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor's 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Balanced Fund may, however, invest up to 75% of its total assets in stocks.

/2/  Duration is a measure of a bond's price sensitivity to interest rates.

Ten Years of Investment Performance
----------------------------------

through March 31, 2002 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]

                         10 years       10 years     10 years   10 years
                       Balanced Fund    S & P 500    Combined     LBAG
                       -------------    ---------    --------   --------
            Mar-92         10,000        10,000       10,000     10,000
            Mar-93         11,813        11,244       11,314     11,408
            Mar-94         12,788        12,036       11,832     11,501
            Mar-95         14,351        13,909       13,279     12,344
            Mar-96         17,149        17,848       15,986     13,487
            Mar-97         19,305        21,387       18,191     14,148
            Mar-98         24,661        31,648       24,147     15,846
            Mar-99         25,390        37,487       27,570     16,871
            Mar-00         26,773        41,060       29,101     16,761
            Mar-01         32,485        34,639       27,966     19,340
            Mar-02         36,212        34,738       28,719     20,374

- Dodge & Cox Balanced Fund $36,212
- S&P 500 $34,738
- Combined Index $28,719
- LBAG $20,374

Average annual total return for periods ended March 31, 2002

                              1 Year       5 Years      10 Years      20 Years
--------------------------------------------------------------------------------
Dodge & Cox
 Balanced Fund                11.48%        13.40%         13.73%        14.87%
Combined Index                 2.70          9.57          11.13         13.85
S&P 500                        0.28         10.18          13.26         15.70
Lehman Brothers
 Aggregate Bond
 Index (LBAG)                  5.34          7.57           7.38         10.40
--------------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

                                                   Dodge & Cox Balanced Fund / 2

Fund Information                                                  March 31, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $67.01
Total Net Assets (millions)                                              $6,840
30-Day SEC Yield/1/                                                        2.75%
2001 Expense Ratio                                                         0.53%
2001 Portfolio Turnover                                                      21%
Fund Inception Date                                                        1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 21 years, and by the Fixed-Income Strategy Committee, whose eleven members' average tenure is 13 years.

Asset Allocation
--------------------------------------------------------------------------------
                            [PIE CHART APPEARS HERE]


Stocks:                                                                    59.8%
Fixed-Income Securities:                                                   31.1%
Cash Equivalent:                                                            9.1%

Stock Portfolio (59.8% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                              80
Median Market Capitalization                                        $9.6 billion
Price-to-Earnings Ratio/2/                                                 19.8x
Price-to-Book Value                                                         2.1x
Foreign Stocks/3/ (% of Fund)                                               6.5%

Five Largest Industries                                                % of Fund
--------------------------------------------------------------------------------
Energy                                                                       7.6
Banking                                                                      6.1
Electronics & Computer                                                       5.7
Insurance & Financial Services                                               4.2
Retail & Distribution                                                        4.0

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
Bank One                                                                     1.9
Dow Chemical                                                                 1.7
Golden West Financial                                                        1.6
Union Pacific                                                                1.6
FedEx                                                                        1.5
Phillips Petroleum                                                           1.5
Xerox                                                                        1.5
AT&T                                                                         1.4
Unocal                                                                       1.4
Occidental Petroleum                                                         1.3

Fixed-Income Portfolio (31.1% of Fund)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                            145
Average Quality                                                               AA
Average Maturity                                                       8.7 years
Effective Duration                                                    4.15 years

Credit Quality Ratings                                                 % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       17.1
Aaa/AAA                                                                      1.2
Aa/AA                                                                        0.0
A/A                                                                          3.7
Baa/BBB                                                                      7.5
Ba/BB                                                                        1.6

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                          6.5
Federal Agency CMO and REMIC/4/                                              4.9
Federal Agency Mortgage Pass-Through                                         5.7
Asset-Backed                                                                 0.9
Corporate                                                                   12.8
International Agency/3/                                                      0.3

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.
/3/  All U.S. dollar-denominated.
/4/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments                                          March 31, 2002
--------------------------------------------------------------------------------

                                                                      % of Fund

COMMON STOCKS:                                                          58.6%

FINANCE:                                                                12.1%
BANKING:                                                                 6.1%
 Bank One Corp. ........................................................ 1.9
 Golden West Financial Corp. ........................................... 1.6
 Wachovia Corp. ........................................................ 1.2
 Bank of America Corp. ................................................. 0.8
 Wells Fargo & Co. ..................................................... 0.6

INSURANCE AND FINANCIAL SERVICES:                                        4.2%
 Loews Corp. ........................................................... 1.1
 St. Paul Companies, Inc. .............................................. 0.9
 Torchmark Corp. ....................................................... 0.8
 UNUMProvident Corp. ................................................... 0.6
 Chubb Corp. ........................................................... 0.4
 MBIA, Inc. ............................................................ 0.3
 Prudential Financial, Inc. (a) ........................................ 0.1

REAL ESTATE INVESTMENT TRUST:                                            1.8%
 Equity Office Properties Trust......................................... 1.1
 Equity Residential Properties Trust.................................... 0.7

CONSUMER:                                                               10.5%
RETAIL AND DISTRIBUTION:                                                 4.0%
 Genuine Parts Co. ..................................................... 1.2
 May Department Stores Co. ............................................. 1.1
 Nordstrom, Inc. ....................................................... 0.7
 Dillard's, Inc. Class A................................................ 0.4
 McDonald's Corp. ...................................................... 0.3
 Gap, Inc. ............................................................. 0.3

CONSUMER DURABLES:                                                       3.4%
 Whirlpool Corp. ....................................................... 1.0
 Delphi Automotive Systems Corp. ....................................... 0.8
 Fiat SPA ADR (b) (Italy)............................................... 0.7
 Masco Corp. ........................................................... 0.6
 Ford Motor Co. ........................................................ 0.3

CONSUMER PRODUCTS:                                                       2.3%
 VF Corp. .............................................................. 0.8
 Eastman Kodak Co. ..................................................... 0.7
 Unilever N.V. ADR (b) (Netherlands).................................... 0.6
 Dole Food Co., Inc. ................................................... 0.2

MEDIA AND LEISURE:                                                       0.8%
 R.R. Donnelley & Sons Co. ............................................. 0.8

ENERGY:                                                                  7.6%
 Phillips Petroleum Co. ................................................ 1.5
 Unocal Corp. .......................................................... 1.4
 Occidental Petroleum Corp. ............................................ 1.3
 Amerada Hess Corp. .................................................... 1.2
 ChevronTexaco Corp. ................................................... 1.1
 Baker Hughes, Inc. .................................................... 0.7
 PanCanadian Energy Corp. (b) (Canada).................................. 0.4

                                                                   % of Fund

INDUSTRIAL COMMODITIES:                                                  7.3%
CHEMICALS:                                                               3.9%
 Dow Chemical Co. ...................................................... 1.7
 Rohm and Haas Co. ..................................................... 0.7
 Eastman Chemical Co. .................................................. 0.6
 Engelhard Corp. ....................................................... 0.5
 NOVA Chemicals Corp. (b) (Canada)...................................... 0.3
 Lubrizol Corp. ........................................................ 0.1
 Syngenta AG ADR (b) (Switzerland)...................................... 0.0 (e)

METALS AND MINING:                                                       1.8%
 Rio Tinto PLC ADR (b) (United Kingdom)................................. 1.0
 Alcoa, Inc. ........................................................... 0.8

PAPER AND FOREST PRODUCTS:                                               0.9%
 International Paper Co. ............................................... 0.6
 Boise Cascade Corp. ................................................... 0.3

GENERAL MANUFACTURING:                                                   0.7%
 Archer Daniels Midland Co. ............................................ 0.7

TECHNOLOGY:                                                              7.0%
ELECTRONICS & COMPUTER:                                                  5.7%
 Xerox Corp. (a) ....................................................... 1.5
 Hewlett-Packard Co. ................................................... 0.9
 Computer Sciences Corp. (a) ........................................... 0.6
 NCR Corp. (a) ......................................................... 0.5
 Avaya, Inc. (a) ....................................................... 0.5
 Storage Technology Corp. (a) .......................................... 0.5
 Pitney Bowes, Inc. .................................................... 0.5
 Thermo Electron Corp. (a) ............................................. 0.4
 Compuware Corp. (a) ................................................... 0.3

CONSUMER ELECTRONICS:                                                    1.3%
 Sony Corp. ADR (b) (Japan)............................................. 0.7
 Matsushita Electric Industrial Co., Ltd. ADR (b) (Japan)............... 0.6

HEALTHCARE:                                                              5.1%
PHARMACEUTICAL & MEDICAL PRODUCTS:                                       4.0%
 Schering-Plough Corp. ................................................. 1.2
 Pharmacia Corp. ....................................................... 1.0
 Akzo Nobel NV ADR (b) (Netherlands).................................... 0.8
 Becton, Dickinson & Co. ............................................... 0.6
 Bausch & Lomb, Inc. ................................................... 0.4

HEALTHCARE SERVICES:                                                     1.1%
 WellPoint Health Networks, Inc. (a) ................................... 0.6
 HCA-The Healthcare Company............................................. 0.5

UTILITIES:                                                               3.8%
ELECTRIC AND GAS UTILITIES:                                              2.4%
 Ameren Corp. .......................................................... 0.7
 TXU Corp. ............................................................. 0.7
 American Electric Power Co., Inc. ..................................... 0.6
 Wisconsin Energy Corp. ................................................ 0.4

                                                   Dodge & Cox Balanced Fund / 4

Portfolio of Investments                                          March 31, 2002
--------------------------------------------------------------------------------

                                                                  % of Fund

COMMON STOCKS (continued)

TELEPHONE:                                                              1.4%
 AT&T Corp. ..........................................................  1.4

TRANSPORTATION:                                                         3.3%
 Union Pacific Corp. .................................................  1.6
 FedEx Corp. (a) .....................................................  1.5
 Canadian Pacific Railway Co. (b) (Canada)............................  0.2

GENERAL INDUSTRIAL:                                                     1.9%
MACHINERY & EQUIPMENT:                                                  1.9%
 Deere & Co. .........................................................  0.8
 Caterpillar, Inc. ...................................................  0.6
 Fluor Corp. .........................................................  0.4
 Unova, Inc. (a) .....................................................  0.1

PREFERRED STOCKS:                                                       1.2%

CONSUMER:                                                               1.2%
 News Corp. Ltd., Limited Voting Ordinary Shares ADR (b) (Australia)..  1.2

FIXED-INCOME SECURITIES:                                               31.1%

U.S. TREASURY AND GOVERNMENT AGENCY:                                    6.5%

FEDERAL AGENCY CMO AND REMIC (c):                                       4.9%

FEDERAL AGENCY MORTGAGE PASS-THROUGH:                                   5.7%

ASSET-BACKED SECURITIES:                                                0.9%
 CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1
  Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008.....................  0.6
 Union Planters Mortgage Finance Corp. 7.70%, 4/25/2009...............  0.3
 CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1
  Rate Reduction Ctf. 1997-1 A-5 6.25%, 6/25/2004.....................  0.0 (e)

CORPORATE:                                                             12.8%
INDUSTRIAL:                                                             6.0%
 Xerox Corp., various securities......................................  0.8
 Time Warner Entertainment 8.375%, 7/15/2033..........................  0.6
 Raytheon Co. 6.75%, 8/15/2007........................................  0.5
 Lockheed Martin Corp. 7.65%, 5/1/2016................................  0.5
 May Department Stores Co., various securities........................  0.5
 Raychem Corp. 7.20%, 10/15/2008......................................  0.4
 Dillard's, Inc., various securities..................................  0.4
 Eastman Chemical Co. 6.375%, 1/15/2004...............................  0.4
 HCA-The Healthcare Company 8.75%, 9/1/2010...........................  0.4
 Nordstrom, Inc. 8.95%, 10/15/2005....................................  0.3
 Masco Corp. 6.75%, 3/15/2006.........................................  0.3
 Health Net, Inc. 8.375%, 4/15/2011...................................  0.2
 American Home Products Corp. 6.70%, 3/15/2011........................  0.2
 Walt Disney Co. 7.55%, 7/15/2093.....................................  0.2
 Dana Corp., various securities.......................................  0.1
 May Department Stores 7.875%, 3/1/2030...............................  0.1
 Union Camp Corp. 9.25%, 2/1/2011.....................................  0.1


                                                                    % of Fund

FINANCE:                                                                4.6%
 Ford Motor Credit Co. 7.25%, 10/25/2011.............................   0.6
 GMAC 8.875%, 6/1/2010...............................................   0.6
 EOP Operating Limited Partnership (f) 8.375%, 3/15/2006.............   0.6
 CIGNA Corp., various securities.....................................   0.3
 John Deere Capital Corp. 7.00%, 3/15/2012...........................   0.3
 St. Paul Companies, Inc. 8.125%, 4/15/2010..........................   0.3
 Bank of Tokyo-Mitsubishi Ltd. (b) (Japan) 8.40%, 4/15/2010..........   0.2
 Republic New York Corp. 7.20%, 7/15/2097............................   0.2
 Bank One Capital III (d) 8.75%, 9/1/2030............................   0.2
 BankAmerica Capital II (d) 8.00%, 12/15/2026........................   0.2
 Golden West Financial Corp. 6.00%, 10/1/2003........................   0.2
 Safeco Corp. 6.875%, 7/15/2007......................................   0.2
 Citicorp Capital Trust I (d) 7.933%, 2/15/2027......................   0.2
 Bank One Corp. 6.50%, 2/1/2006......................................   0.2
 UNUMProvident Corp. 7.625%, 3/1/2011................................   0.2
 First Nationwide Bank 10.00%, 10/1/2006.............................   0.1

TRANSPORTATION:                                                         1.6%
 Union Pacific Corp. 6.33%, 1/2/2020.................................   0.6
 American Airlines Pass Through Trust (g), various securities........   0.5
 Consolidated Rail Corp., various securities.........................   0.3
 Canadian Pacific Ltd. (b) (Canada) 9.45%, 8/1/2021..................   0.2

UTILITIES:                                                              0.6%
 AT&T Corp. (g) 6.50%, 11/15/2006....................................   0.3
 PG&E National Energy Group, Inc. 10.375%, 5/16/2011.................   0.3

INTERNATIONAL AGENCY (U.S. DOLLAR-DENOMINATED):                         0.3%
 Inter-American Development Bank (b) (International Agency) 7.125%,
  3/15/2023..........................................................   0.3

CASH EQUIVALENTS:                                                      11.8%

OTHER ASSETS LESS LIABILITIES:                                         (2.7)%

TOTAL NET ASSETS:                                                     100.0%

(a)  Non-income producing
(b)  Securities denominated in U.S. Dollars
(c)  CMO: Collateralized Mortgage Obligation
     REMIC: Real Estate Mortgage Investment Conduit
(d)  Cumulative Preferred Securities
(e)  Rounds to 0.0%
(f)  EOP Operating LP is the operating partnership of Equity Office Property
     Trust
(g) Securities exempt from registration under Rule 144A of the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Balanced Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                   Dodge & Cox Balanced Fund / 6

Officers and Trustees
-----------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

        D O D G E & C O X                      D O D G E & C O X
        -----------------                      -----------------
           Income Fund
                                                  Income Fund
                                                Established 1989
       www.dodgeandcox.com
 For Fund literature and account
  information, please visit the
         Funds' web site.

        or write or call:

        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

        Investment Manager
           Dodge & Cox
        One Sansome Street
            35th Floor
    San Francisco, California
            94104-4443
          (415) 981-1710



 This report is submitted for the
    general information of the
     shareholders of the Fund.
 The report is not authorized for
   distribution to prospective
   investors in the Fund unless
  it is accompanied by a current
            prospectus.

     This report reflects our                 First Quarter Report
   views, opinions and portfolio                 March 31, 2002
   holdings as of March 31, 2002,
     the end of the reporting
      period. The information
     provided is not a complete
    analysis of every aspect of
   any industry, security or the                      2002
     Fund. The Fund's portfolio
  composition may change depending
 on market and economic conditions.
 Although historical performance is
   no guarantee of future results,
    these insights may help you                  --------------
     understand our investment                   --------------
       management philosophy.                    --------------

3/02 IF QR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------

The Dodge & Cox Income Fund produced a total return of 1.0% for the quarter ended March 31, 2002, compared to a total return of 0.1% for the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment-grade bonds. For the year ended March 31, 2002 the Fund returned 7.3%, compared to 5.3% for the LBAG. The Fund ended the quarter with total net assets of $1.7 billion and a cash position of 4.3%.

Rates Rise on Optimism for Renewed Growth
U.S. Treasury rates rose for most maturities as evidence mounted that the U.S economy was resuming positive growth. Fourth quarter 2001 GDP growth was 1.7%, and the U.S. manufacturing sector, in a retrenchment for the last 18 months, began showing signs of life. Unemployment remained relatively steady, ending the quarter at 5.7%, and the consumer sector continued to be a source of strength. Signaling their view that the risk of a prolonged downturn had eased, the Federal Reserve kept the target Federal Funds Rate at 1.75% and shifted to a "neutral bias." Yields on benchmark two-year and five-year U.S. Treasury notes registered the largest changes, rising 67 and 49 basis points, respectively, ending the quarter at 3.72% and 4.82% (one basis point is equal to 1/100 of 1%). The yield on the benchmark 10-year U.S. Treasury rose 38 basis points to 5.41%, while the 30-year U.S. Treasury rose 34 basis points to end the quarter at 5.81%.

Fund Performance Review
The rise in interest rates during the quarter caused prices of most fixed-income securities to fall, countering the positive effect of income and resulting in the relatively low return for the LBAG. The Fund's outperformance last quarter reflected its income advantage and a significantly lower average price decline than for the LBAG. For example, we focus a large percentage of the Fund (40% versus 27% for the LBAG) on corporate securities whose prices fell less than comparable U.S. Treasuries. In fact, many of the Fund's corporate holdings experienced price gains despite the broad fall in U.S. Treasury prices. The price performance of mortgage securities also bettered that of U.S. Treasuries last quarter. Other contributors to performance were the Fund's Treasury Inflation Protection Securities (TIPS), which rose slightly in price, and the Fund's lower average duration* (4.1 compared to 4.6 years for the LBAG), which muted the overall price impact of the rise in interest rates.

Long-Term Value in Mortgage-Backed Securities
A great deal of attention has been given to corporate securities in the recent past, and rightly so--earnings shortfalls and accounting irregularities have resulted in broad negative sentiment toward the corporate sector. This has created significant opportunities for the research-intensive corporate bond investor. A focus on fundamental research and disciplined security selection-- Dodge & Cox hallmarks--has been key to successfully navigating the rough corporate waters of recent years. However, the Fund seeks attractive long-term returns from many sectors of the fixed-income market, and we would like to take this opportunity to review another significant component of the Fund's long-term strategy: Federal Agency mortgage-backed securities.

The mortgage-backed securities (MBS) sector is the largest in our investable universe, representing over one-third of the LBAG. The vast majority of the MBS sector is comprised of securities backed by pools of recently originated 30-year fixed rate mortgages. These securities are U.S. Government or U.S. Government Agency guaranteed, so the most obvious risk to this sector of the market is not credit quality, but cash flow timing, i.e. uncertainty with regard to when, not if, the security's principal will be returned.

Homeowners may pay off their mortgages earlier than scheduled without penalty; they tend to do so when the MBS investor would least like to have the principal returned to them. MBS investors then must reinvest this returned principal at the new, lower interest rates, reducing the realized total return of the original investment. Conversely, when interest rates rise, fewer borrowers find it attractive to refinance and MBS investors receive less principal back at a time when reinvestment rates are increasingly attractive.

We believe a key to achieving attractive long-term returns in mortgages is to avoid large swings in prepayment rates due to refinancing behavior; to this end, we seek characteristics that 1) reduce the impact of faster or slower return of principal and 2) lead to more stable refinancing behavior over a wide range of interest rates. Importantly, we seek this incremental stability at a "price", that is, without sacrificing too much of the incremental yield associated with investing in MBS in the first place.

Pools of four-to-nine year old ("seasoned") mortgages with an original loan term of 15 years are a core component of the Fund's mortgage holdings and provide a good example of our strategy. Mortgage pools of this type comprise about 12% of the Fund. (Please note that we discuss these securities here to illustrate our approach to mortgage-backed securities, not because we feel they are more attractive than the Fund's other investments.) We believe the Fund's holdings of seasoned 15-year mortgage pools meet our stated goals through a combination of factors:

.. Loans with 15-year terms pay down more quickly than loans with 30-year terms; because a higher percentage of each scheduled monthly payment is principal for 15-year loans, a given increase or decrease in principal payments represents a smaller percentage change in the total expected principal payments and thus less of an impact on investors' expected total return.

.. Because of the faster amortization, 15-year borrowers have lower loan balances than 30-year borrowers who have had

1 / Dodge & Cox Income Fund

--------------------------------------------------------------------------------

their loans for the same amount of time. With lower loan balances, 15-year borrowers stand to save less from refinancing while paying the same up-front costs as longer-term borrowers.

.. Homeowners who choose 15-year loans do so ostensibly because they are more interested in paying off their mortgages than in minimizing their monthly payments. We believe these homeowners are less likely to seek interest savings through refinancing, since this typically involves extending the pay-off date.

.. Borrowers who have had their loans for four-to-nine years have already had two significant opportunities to refinance--1998 and again in 2000. Because the borrowers remaining in the Fund's mortgage pools did not respond to either of these opportunities, we believe they are less likely to act on subsequent refinancing opportunities.

These pools have yields that translate into attractive levels of income relative to intermediate maturity alternatives. The characteristics noted above may benefit the Fund by providing a relatively stable return of principal to investors over a wide range of interest rate scenarios. When principal cash flows are more predictable it is more likely that an income advantage may result in higher total returns, unhampered by events that may lower income from reinvestment. Accordingly, these types of mortgage pools continue to play an important role in the Fund's long-term strategy.

In Closing
We continue to emphasize carefully selected corporate and mortgage-backed securities in our efforts to maintain a well diversified, high average quality portfolio with a higher yield-to-maturity than that of the LBAG, reflecting our understanding that income is the dominant factor in longer-term returns. We will continue to seek attractive investments for the Fund by applying our process of rigorous fundamental research to all major sectors of the fixed-income market. Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,


/s/  Harry R. Hagey                   /s/ A. Horton Shapiro
--------------------------            ----------------------------
Harry R. Hagey, Chairman              A. Horton Shapiro,Executive Vice President


April 30, 2002
--------------------------------------------------------------------------------
* Duration is a measure of price sensitivity to changes in interest rates.

Ten Years of Investment Performance
--------------------------------------------------------------------------------
through March 31, 2002 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]


                                  10 years     10 years
                                 Income Fund     LBAG
                       Mar-92      10,000      10,000
                       Mar-93      11,566      11,408
                       Mar-94      11,763      11,501
                       Mar-95      12,679      12,344
                       Mar-96      13,946      13,487
                       Mar-97      14,641      14,148
                       Mar-98      16,461      15,846
                       Mar-99      17,487      16,871
                       Mar-00      17,358      16,761
                       Mar-01      20,005      19,340
                       Mar-02      21,467      20,374

- Dodge & Cox Income Fund  $21,467
- LBAG  $20,374

Average annual total return for periods ended March 31, 2002

                             1 Year       5 Years        10 Years
--------------------------------------------------------------------
Dodge & Cox Income Fund       7.31%        7.95%          7.94%
Lehman Brothers Aggregate
 Bond Index (LBAG)            5.34         7.57           7.38
--------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.

                                                     Dodge & Cox Income Fund / 2

Fund Information                                                 March 31, 2002
-------------------------------------------------------------------------------

General Information
-------------------------------------------------------------------------------
Net Asset Value Per Share                                                $12.15
Total Net Assets (millions)                                              $1,748
30-Day SEC Yield/1/                                                       5.59%
2001 Expense Ratio                                                        0.45%
2001 Portfolio Turnover                                                     40%
Fund Inception Date                                                        1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose eleven members' average tenure is 13 years, and by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 21 years.

Fixed-Income Characteristics
-------------------------------------------------------------------------------
Number of Fixed-Income Securities                                           145
Average Quality                                                              AA
Average Maturity                                                      8.6 years
Effective Duration                                                   4.08 years

Credit Quality Ratings                                                % of Fund
-------------------------------------------------------------------------------
U.S. Government & Government Agencies                                      55.6
Aaa/AAA                                                                     2.3
Aa/AA                                                                       0.0
A/A                                                                        10.1
Baa/BBB                                                                    21.7
Ba/BBB                                                                      6.0
Cash Equivalents                                                            4.3

Asset Allocation
-------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Fixed-Income Securities:                                                  95.7%
Cash Equivalents:                                                          4.3%

Sector Breakdown                                                      % of Fund
-------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                        20.5
Federal Agency CMO and REMIC/2/                                            16.3
Federal Agency Mortgage Pass-Through                                       18.8
Asset-Backed                                                                2.3
Corporate                                                                  37.8
Cash Equivalents                                                            4.3

Maturity Breakdown                                                    % of Fund
-------------------------------------------------------------------------------
0-1 Years to Maturity                                                      10.6
1-5                                                                        35.3
5-10                                                                       37.5
10-15                                                                       4.4
15-20                                                                       2.1
20-25                                                                       3.6
25 and Over                                                                 6.5

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit.

3 / Dodge & Cox Income Fund

Portfolio of Investments                                                                     March 31, 2002
-----------------------------------------------------------------------------------------------------------
                                                                                                  % of Fund
FIXED-INCOME SECURITIES:.........................................................................     95.7%

U.S. TREASURY AND GOVERNMENT AGENCY:.............................................................     20.5%

FEDERAL AGENCY CMO AND REMIC (a):................................................................     16.3%

FEDERAL AGENCY MORTGAGE PASS-THROUGH:............................................................     18.8%

ASSET-BACKED SECURITIES:.........................................................................      2.3%
 CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate
  Reduction Ctf. 1997-1 A-7 6.42%, 9/25/2008.....................................................      1.0
 CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate
  Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008.....................................................      0.8
 ComEd Transitional Funding Trust Notes Series 1998-1 Class A-4 5.39%,
  6/25/2005......................................................................................      0.5

CORPORATE:.......................................................................................     37.8%
INDUSTRIAL:......................................................................................     17.9%
 Xerox Corp., various securities.................................................................      3.0
 Lockheed Martin Corp., various securities.......................................................      1.5
 Eastman Chemical Co., various securities........................................................      1.4
 HCA-The Healthcare Company, various securities..................................................      1.2
 Time Warner Entertainment 8.375%, 7/15/2033.....................................................      1.1
 Dillard's, Inc., various securities.............................................................      1.1
 Raychem Corp. 7.20%, 10/15/2008.................................................................      1.0
 Raytheon Co., various securities................................................................      0.9
 Walt Disney Co. 7.55%, 7/15/2093................................................................      0.9
 May Department Stores Co., various securities...................................................      0.9
 Nordstrom, Inc. 8.95%, 10/15/2005...............................................................      0.9
 Dana Corp. 7.00%, 3/1/2029......................................................................      0.8
 Masco Corp. 6.75%, 3/15/2006....................................................................      0.8
 Health Net, Inc. 8.375%, 4/15/2011..............................................................      0.7
 American Home Products Corp. 6.70%, 3/15/2011...................................................      0.7
 Dow Chemical Co. 7.375%, 11/1/2029..............................................................      0.5
 May Department Stores 7.875%, 3/1/2030..........................................................      0.5

FINANCE:.........................................................................................     13.0%
 Ford Motor Credit Co. 7.25%, 10/25/2011.........................................................      1.9
 GMAC 8.875%, 6/1/2010...........................................................................      1.9
 EOP Operating Limited Partnership (c) 8.375%, 3/15/2006.........................................      1.3
 John Deere Capital Corp. 7.00%, 3/15/2012.......................................................      1.0
 CIGNA Corp., various securities.................................................................      1.0
 Bank of Tokyo-Mitsubishi Ltd. (b) (Japan) 8.40%, 4/15/2010......................................      1.0
 UNUMProvident Corp. 7.625%, 3/1/2011............................................................      0.9
 Bank One Corp. 7.625%, 8/1/2005.................................................................      0.8
 Bank One Capital III (d) 8.75%, 9/1/2030........................................................      0.7
 Hartford Financial Services Group 6.375%, 11/1/2002.............................................      0.6
 Safeco Corp. 7.875%, 3/15/2003..................................................................      0.6
 Republic New York Corp. 7.20%, 7/15/2097........................................................      0.4
 BankAmerica Capital II (d) 8.00%, 12/15/2026....................................................      0.4
 Citicorp Capital Trust I (d) 7.933%, 2/15/2027..................................................      0.3
 First Nationwide Bank 10.00%, 10/1/2006.........................................................      0.2

                                                                                                  % of Fund
TRANSPORTATION:..................................................................................      5.0%
 American Airlines Pass Through Trust (e), various securities....................................      1.6
 Union Pacific Corp., various securities.........................................................      1.3
 Burlington Northern Santa Fe Railway 7.57%, 1/2/2021............................................      0.8
 Consolidated Rail Corp. 9.75%, 6/15/2020........................................................      0.8
 Canadian Pacific Ltd. (b) (Canada) 9.45%, 8/1/2021..............................................      0.5

UTILITIES:.......................................................................................      1.9%
 AT&T Corp. (e) 6.50%, 11/15/2006................................................................      1.0
 PG&E National Energy Group, Inc. 10.375%, 5/16/2011.............................................      0.9

CASH EQUIVALENTS:................................................................................      3.6%

OTHER ASSETS LESS LIABILITIES:...................................................................      0.7%

TOTAL NET ASSETS:................................................................................    100.0%

(a) CMO: Collateralized Mortgage Obligation REMIC:Real Estate Mortgage Investment Conduit
(b)  Securities denominated in U.S. Dollars
(c)  EOP Operating LP is the operating partnership of Equity Office Property
     Trust
(d)  Cumulative Preferred Securities
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

                                                     Dodge & Cox Income Fund / 4

                       THIS PAGE INTENTIONALLY LEFT BLANK

5 / Dodge & Cox Income Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                     Dodge & Cox Income Fund / 6

Officers and Trustees
-----------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox
Company

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

             D O D G E & C O X                          D O D G E & C O X
             -----------------                          -----------------
          International Stock Fund
                                                          International
                                                           Stock Fund
                                                        Established 2001

            www.dodgeandcox.com
      For Fund literature and account
       information, please visit the
              Funds' web site.

             or write or call:

             Dodge & Cox Funds
     c/o Boston Financial Data Services
               P.O. Box 8422
           Boston, Massachusetts
                 02266-8422
               (800) 621-3979

             Investment Manager
                Dodge & Cox
             One Sansome Street
                 35th Floor
         San Francisco, California
                 94104-4443
               (415) 981-1710

    This report is submitted for the general information of the shareholders of the Fund.
The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

        This report reflects our views,
         opinions and portfolio holdings
        as of March 31, 2002, the end of
      the reporting period. The information
  provided is not a complete analysis of every
  aspect of any industry, security or the Fund.         First Quarter Report
   The Fund's portfolio composition may change             March 31, 2002
  depending on market and economic conditions.
       Although historical performance is                       2002
      no guarantee of future results, these
        insights may help you understand                 -------------------
            our investment management                    -------------------
                   philosophy.                           -------------------


3/02 ISF QR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------

The International Stock Fund returned 7.7%* for the quarter ended March 31, 2002, which compares to the 0.5% increase for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. Since its inception on May 1, 2001 through March 31, 2002, the International Stock Fund returned +0.1%*, while the MSCI EAFE declined -14.4%. The Fund had total assets of approximately $58 million at quarter-end and a cash position of 6%.

Investment Strategy & Results
Good security selection helped the Fund's results relative to the MSCI EAFE benchmark during the quarter. In particular, the Fund's investments in industrial commodities--a broad array of holdings in chemicals, mining and metals companies--delivered strong results for the portfolio both in absolute terms, up approximately 17% during the quarter, and relative to their sector peers, which were up roughly 8%. The Fund's investments in communications services and technology also contributed positively to absolute and relative performance. Particularly strong during the quarter were: Sulzer A.G., a Swiss industrial products manufacturer (up 43%), Ultrapar, a Brazilian liquid propane gas and chemicals company (up 23%), Nova Chemicals, a Canadian-based chemicals company (up 29%), Nippon Telegraph & Telephone, a Japanese communications services provider (up 18%), and Oce N.V., a Dutch printer and copier manufacturer (up 21%).

The Fund's results were hurt by its holding in Banco Latinoamericano de Exportaciones (Bladex), a Latin-American trade-finance bank headquartered in Panama. Bladex's share price declined 22% due to concerns about its exposure to Argentina. Bladex provides necessary trade finance to the entire region, has traditionally enjoyed strong asset quality, and has a low valuation at roughly 50% of book value. We continue to hold the company and believe it provides an attractive long-term opportunity.

A Top Down View from a Bottom Up Manager
As we've highlighted before, the Fund's portfolio of 52 stocks is constructed one company at a time and is diversified by sector and region. From time to time, we compare where we are on a "bottom up" (company-by-company) basis with the "top down" (overall market) view.

The "center of gravity" for the MSCI EAFE is Europe and the U.K., which together comprise 72% of the market capitalization of the benchmark. The main constituents in this region are what we would characterize as large capitalization, global leaders with premium valuations. We shy away from buying well recognized "success story" companies because in most cases the expectations for their future growth are already reflected in their current stock prices. As a result, we own virtually none of these companies, although we closely monitor a number of them for possible purchase at a lower valuation. A common thread amongst the Fund's investments in Europe and the U.K. are companies that are restructuring in order to focus on strong core operations, yet where the current valuation does not appear to reflect the potential for improvement. An example in the portfolio is Fiat, an Italian conglomerate, that was a new purchase in September 2001. Key additions to the senior management team and the appointment of Jack Welch to the Board signal a commitment to exit loss-making operations and to focus and build on core operations. Another example is Akzo Nobel, a global leader in paints and in selected areas of healthcare. Having shed loss-making fibers operations and other non-core businesses, management is building its profitable core areas in healthcare. Its valuation continues to reflect that earnings have come primarily from chemicals and coatings in the past. We believe that investors are giving little credit to the growing influence of the company's healthcare businesses, which could contribute as much as half of its earnings three years from now. (Please note that we discussed these securities as examples to our approach, not because we feel they are more attractive than the Fund's other investments.)

Japan now represents 21% of the MSCI EAFE, and in contrast to Europe, roughly half of this market consists of large-capitalization global leaders trading at a discount to their global peers. Portfolio holdings in Japan are primarily in this group of multinational companies and include Sony and Honda Motor.

In Closing
Our goal is to invest in a diversified portfolio of international stocks that will preserve and enhance the future purchasing power of your wealth over the long term. Equity markets are volatile in the short term, and returns can vary significantly, so we focus on a long term, low turnover approach. Fundamental to our process is a strong research effort and a sensitivity to stock price. When a share of stock is purchased, we become part owner of that company on your behalf. We want to develop an understanding of that company's prospects and risks as well as

1 / Dodge & Cox International Stock Fund

--------------------------------------------------------------------------------

we can, looking out over a five-year period. And naturally we want to become an owner on your behalf at a reasonable valuation.

Our long-term perspective often gives us the opportunity to invest in companies at a time when other investors are often focused on short-term concerns. This was certainly the case at the end of the third quarter of 2001 when shares of economically sensitive companies plunged in light of concerns about the global economy. We took the opportunity at that time to build positions in Electrolux, Sulzer, Kidde, News Corp, Akzo Nobel, and Rolls Royce. In our judgement these companies appear attractively valued when compared to their earnings prospects.

Thank you for your confidence in our firm as shareholder of the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,


/s/ Harry R. Hagey, Chairman            /s/ John A. Gunn, President
----------------------------            ---------------------------
Harry R. Hagey, Chairman                John A. Gunn, President


April 30, 2002


Investment Performance Since Inception
--------------------------------------------------------------------------------

Total return for period May 1, 2001 through March 31, 2002

------------------------------------------------------------------------------
Dodge & Cox International Stock Fund                                      0.07%*
MSCI EAFE                                                               -14.44
------------------------------------------------------------------------------

* Expense reimbursements have been in effect for the International Stock Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower.

  The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world's stock markets, excluding the United States. The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.


Morgan Stanley(R), Morgan Stanley Capital International, and EAFE(R) are trademarks of Morgan Stanley Dean Witter & Co.

--------------------------------------------------------------------------------

                  Risks of International Investing: Foreign
                investing, especially in developing countries,
                 has special risks such as currency and market
               volatility and political and social instability.
                    These and other risk considerations are
                      discussed in the Fund's prospectus.

--------------------------------------------------------------------------------

                                        Dodge & Cox International Stock Fund / 2

Fund Information                                                  March 31, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $19.84
Total Net Assets (millions)                                                $57.7
30-Day SEC Yield/1/                                                        1.20%
Expense Ratio/2/                                                           0.90%
Turnover Ratio (May 1, 2001-December 31, 2001)                               23%
Fund Inception Date                                                  May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members' average tenure at Dodge & Cox is 15 years.

Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                              52
Median Market Capitalization                                        $6.1 billion
Price-to-Earnings Ratio/3/                                                 14.4x
Price-to-Book Value                                                         1.4x

Ten Largest Holdings                                                   % of Fund
--------------------------------------------------------------------------------
Akzo Nobel NV (Netherlands)                                                  3.8
Fiat SPA ADR (Italy)                                                         3.8
Nippon Telegraph & Telephone (Japan)                                         3.7
Banco Santander Central Hispania (Spain)                                     3.3
News Corp. Ltd. Preferred (Australia)                                        3.3
Matsushita Electrical Industrial ADR (Japan)                                 3.1
Banco Latinoamericano de Exportaciones ADR (Panama)                          2.7
Electrolux AB (Sweden)                                                       2.6
Petroleo Brasileiro S.A. ADR (Brazil)                                        2.6
Sulzer AG (Switzerland)                                                      2.5

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                                    93.6%
Cash Equivalents:                                                           6.4%

Region Diversification                                                 % of Fund
--------------------------------------------------------------------------------
Europe (excluding the United Kingdom)                                       38.5
Japan                                                                       21.8
United Kingdom                                                               7.9
Pacific (excluding Japan)                                                    8.6
Latin America                                                               11.2
Canada                                                                       5.6

Ten Largest Industries                                                 % of Fund
--------------------------------------------------------------------------------
Banking                                                                     13.1
Consumer Durables                                                           11.1
Energy                                                                      10.3
Chemicals                                                                   10.3
Machinery & Equipment                                                        7.7
Consumer Products                                                            7.3
Telephone                                                                    5.6
Consumer Electronics                                                         5.6
Pharmaceutical & Medical Products                                            5.4
Electrical & Aerospace                                                       3.5

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ For the fiscal years ending December 31, 2002 and 2003, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice for termination by either party. Without reimbursement, the annualized expense ratio for the period May 1, 2001, through December 31, 2001, would have been 2.47%.

/3/ Price-to-earnings ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments                                         March 31, 2002
-------------------------------------------------------------------------------
                                                                      % of Fund

COMMON STOCKS:                                                            82.3%

CONSUMER:                                                                 21.1%
CONSUMER DURABLES:                                                        11.1%
 Fiat SPA ADR (b) (Italy)................................................  3.8
 Electrolux AB (Sweden)..................................................  2.6
 Makita Corp. (Japan)....................................................  2.0
 Suzuki Motor Corp. (Japan)..............................................  1.6
 Honda Motor Ltd. Sponsored ADR (b) (Japan)..............................  1.1

CONSUMER PRODUCTS:                                                         7.3%
 Kikkoman Corp. (Japan)..................................................  2.1
 Unilever N.V. ADR (b) (Netherlands).....................................  1.4
 Goodman Fielder Ltd. (Australia)........................................  1.4
 Givaudan AG (Switzerland)...............................................  1.3
 Svenska Cellulosa A.B. (Sweden).........................................  0.8
 Fuji Photo Film Co., Ltd. (Japan).......................................  0.3

RETAIL AND DISTRIBUTION:                                                   2.7
 Fast Retailing Co. (Japan)..............................................  1.7
 Fast Retailing Co. Bonus Shares (Japan).................................  1.0

FINANCE:                                                                  11.9%
BANKING:                                                                  11.2%
 Banco Santander Central Hispania (Spain)................................  3.3
 Banco Latinoamericano de Exportaciones ADR (a,b) (Panama)...............  2.7
 Mitsubishi Tokyo Financial Group, Inc. ADR (b) (Japan)..................  2.1
 DBS Group Holdings Ltd. (Singapore).....................................  1.9
 Kookmin Bank ADR (b) (South Korea)......................................  1.2

INSURANCE AND FINANCIAL SERVICES:                                          0.7%
 Euler (France)..........................................................  0.7

INDUSTRIAL COMMODITIES:                                                   11.4%
CHEMICALS:                                                                 8.7
 Kemira OYJ (Finland)....................................................  2.3
 BASF AG (Germany).......................................................  2.0
 NOVA Chemicals Corp. (Canada)...........................................  2.0
 Imperial Chemical Industries PLC (United Kingdom).......................  1.3
 Imperial Chemical Industries PLC exercised rights (United Kingdom)......  0.8
 Syngenta AG ADR (b) (Switzerland).......................................  0.3

METALS AND MINING:                                                         2.7%
 Rio Tinto PLC (United Kingdom)..........................................  1.8
 BHP Ltd. (Australia)....................................................  0.9

GENERAL INDUSTRIAL:                                                       11.2%
MACHINERY & EQUIPMENT:                                                     7.7%
 Sulzer A.G. (a) (Switzerland)...........................................  2.5
 Kidde PLC (United Kingdom)..............................................  2.4
 CNH Global N.V. (b) (Netherlands).......................................  1.7
 Komatsu Ltd. (Japan)....................................................  0.6
 Desc, S.A. de C.V. Sponsored ADR (b) (Mexico)...........................  0.5

ELECTRICAL & AEROSPACE:                                                    3.5%
 Alstom (France).........................................................  1.9
 Rolls Royce PLC (United Kingdom)........................................  1.6

                                                                      % of Fund

TECHNOLOGY:                                                                8.0%
CONSUMER ELECTRONICS:                                                      5.6%
 Matsushita Electric Industrial Co., Ltd. ADR (b) (Japan)................  3.1
 Sony Corp. ADR (b) (Japan)..............................................  2.5

BUSINESS SERVICES:                                                         2.4%
 Oce N.V. (Netherlands)..................................................  2.4

ENERGY:                                                                    7.7%
 Norsk Hydro A.S. ADR (b) (Norway).......................................  2.1
 Petro-Canada (b) (Canada)...............................................  1.6
 Stolt Offshore S.A. ADR (a)(b) (Norway).................................  1.5
 PanCanadian Energy Corp. (b) (Canada)...................................  1.5
 Total Fina Elf (France).................................................  1.0

HEALTHCARE:                                                                5.4%
PHARMACEUTICAL & MEDICAL PRODUCTS:                                         5.4%
 Akzo Nobel NV (Netherlands).............................................  3.8
 Novartis AG ADR (b) (Switzerland).......................................  1.6

UTILITIES:                                                                 3.7%
TELEPHONE:                                                                 3.7%
 Nippon Telegraph & Telephone Corp. (Japan)..............................  3.7

TRANSPORTATION:                                                            1.9%
 Stolt-Nielsen S.A. (Norway).............................................  1.4
 Canadian Pacific Railway Co. (b) (Canada)...............................  0.5

PREFERRED STOCKS:                                                         11.3%

CONSUMER:                                                                  3.3%
MEDIA AND LEISURE:                                                         3.3%
 News Corp. Ltd. Preferred Ordinary (Australia)..........................  3.3

ENERGY:                                                                    2.6%
 Petroleo Brasileiro S.A. ADR (b) (Brazil)...............................  2.6

UTILITIES:                                                                 1.9%
TELEPHONE:                                                                 1.9%
 Embratel Participacoes ADR (b) (Brazil).................................  1.9

FINANCE:                                                                   1.9%
BANKING:                                                                   1.9%
 Uniao de Bancos Brasileiros Sponsored GDR (b) (Brazil)..................  1.9

INDUSTRIAL COMMODITIES:                                                    1.6%
CHEMICALS:                                                                 1.6%
 Ultrapar Participacoes S.A. ADR (b) (Brazil)............................  1.6

CASH EQUIVALENTS:                                                         10.6%

OTHER ASSETS LESS LIABILITIES:                                            (4.2)%

TOTAL NET ASSETS:                                                        100.0%

(a)  Non-income producing
(b)  Securities denominated in U.S. Dollars

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our inde-pendent accountants as of the close of the calendar year.

                                        Dodge & Cox International Stock Fund / 4

                       THIS PAGE INTENTIONALLY LEFT BLANK

5 / Dodge & Cox International Stock Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                        Dodge & Cox International Stock Fund / 6

Officers and Trustees
-----------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox